EXHIBIT (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the reference to us under the heading "Other Service Providers" in this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A for the Eaton Vance Variable Trust ("Registration Statement") with regard to Eaton Vance VT Large-Cap Value Fund.

/s/ PricewaterhouseCoopers LLP PRICEWATERHOUSECOOPERS LLP Boston, Massachusetts December 15, 2006